UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2023

TREES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	90-1072649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

215 Union Boulevard, Suite 415 Lakewood, Colorado	80228
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 759-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 15, 2023, the Company entered into Amended and Restated Senior Secured Convertible Notes (“Amended Notes”) with certain accredited investors (“Investors”) party to that certain note offering consummated in September 2022, pursuant to which the Company issued and sold senior secured convertible notes (the “Notes”) with an aggregate principal amount of $13,500,000 (“Principal Amount”) to such Investors (“Original Note Offering”). The material terms of the Amended Notes include no changes to the aggregate principal amount; the maturity date; or the interest rate. Material changes reflected in the Amended Notes include the following:

●	25% of the total principal, i.e., $3,375,000, contains different terms than the remaining principal:

o	Principal mandatorily convertible at any time during term upon occurrence of trigger event based on trading price and trading value.

o	Interest subject to optional conversion by TREES if trigger event occurs.

o	In the event of this conversion, the Principal Amount would be reduced to $10,125,000.

●	Current interest payments are deferred until March 2024; further, the Company shall make ‘catch-up’ interest payments beginning in December 2024 for deferred interest.

●	Conversion: Up to $3,375,000 of principal will be convertible at Investors’ option at a price per share equal to $0.50.

●	Warrant exercise price of previously granted senior debt warrants in respect of prior 12% and 10% note offerings reduced to $0.40 per share; warrant expiration date extended to September 15, 2029.

●	Working capital – Lead Investor agreed to provide additional $250,000 on or after closing in a separate ‘Working Capital Note’ – 1.25x liquidation preference; and up to additional $250,000 at TREES’ option – in such event, 1.5x liquidation preference shall apply to entire amount (including initial $250k).

●	Lead Investor to provide up to $500,000 additional M&A financing upon mutually agreed transaction.

In addition to the Amended Notes and Working Capital Notes, the Company and Lead Investor executed a First Amendment to Securities Purchase Agreement and Security Agreement, the Company executed a Warrant Amendment Letter, and the Lead Investor executed an M&A Financing Letter. The foregoing descriptions of all such agreements do not purport to be complete and are qualified in their entirety by reference to the full texts thereof, which are annexed hereto as Exhibits 10.1- 10.5 and incorporated herein by reference.

Reference is made to the Company’s Form 8-K filed on September 16, 2022 for a complete description of the Original Note Offering.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Amended and Restated Notes is incorporated herein by reference.

Item 3.02.   Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Warrants is incorporated herein by reference. The Warrants, and any shares of Common Stock issued upon exercise of the Warrants, if applicable, will be issued to the Investors in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2) thereof.

Item 9.01 Financial Statements and Exhibits.

(b)	Exhibits.

Exhibit No.	Description
10.1	Form of Amended and Restated Senior Secured Convertible Note dated December 15, 2023.
10.2	Form of Working Capital Note dated December 15, 2023.
10.3	First Amendment to Securities Purchase Agreement and Security Agreement dated December 15, 2023.
10.4	Warrant Amendment Letter dated December 15, 2023.
10.5	M&A Financing Letter dated December 15, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 21, 2023

TREES CORPORATION

By:	/s/ Adam Hershey
Name:	Adam Hershey
Title:	Interim Chief Executive Officer

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